Exhibit 10.5

SECOND AMENDMENT

TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS SECOND AMENDMENT, dated May 23, 2012 (this “Amendment”), to the Amended and Restated Investor Rights Agreement, dated September 1, 2010 (the “Original Investor Rights Agreement”), as amended by the First Amendment to Amended and Restated Investor Rights Agreement, dated October 14, 2010 (together with the Original Investor Rights Agreement, the “Investor Rights Agreement”), is made by and among Five Below, Inc., a Pennsylvania corporation (the “Company”), and the undersigned shareholders of the Company (the “Holders”).

BACKGROUND

A. The Company has filed a registration statement with the U.S. Securities and Exchange Commission under the Securities Act in order to undertake the Initial Public Offering of the Company’s common stock.

B. In connection with the Initial Public Offering, the Holders desire to enter into this Amendment in order to amend and terminate certain provisions of the Investor Rights Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

AGREEMENT

1. Amendment of the Investor Rights Agreement – Effective Immediately. Effective upon the date of this Amendment, the Investor Rights Agreement shall be amended as follows:

a. The definition of “Advent Funds” is hereby deleted and replaced in its entirety with the following:

“Advent Funds” means Advent-Five Below Acquisition Limited Partnership.

b. The contact information for the Company set forth in Section 5.2 of the Investor Rights Agreement is hereby deleted and replaced in its entirety with the following:

Five Below, Inc.

1818 Market Street

Suite 1900

Philadelphia, PA 19103

Attn: David Schlessinger and Thomas Vellios

Fax: 215.546.8099

Email: dschlessinger@fivebelow.com; tvellios@fivebelow.com

2. Amendment of the Investor Rights Agreement – Effective Immediately Prior to Initial Public Offering. Effective immediately prior to, and conditioned upon, the closing of the Initial Public Offering, the Investor Rights Agreement shall be amended as follows:

a. The information reflected in Exhibit A to the Investor Rights Agreement is hereby deleted in its entirety and replaced with the information set forth in Annex 1 hereto.

b. The definition of “Registrable Securities” is hereby deleted and replaced in its entirety with the following:

“Registrable Securities” shall mean (a) the Conversion Shares, (b) shares of Common Stock held by each of the following and his or its Affiliates: Blue 9 Fund I, L.P., LLR Equity Partners II, L.P., LLR Equity Partners Parallel II, L.P., Advent-Five Below Acquisition Limited Partnership, Sargent Family Investment, LLC, Thomas Vellios, David Schlessinger, Thomas Ryan and Ronald Sargent; and (c) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of shares described in clauses (a) and (b). Notwithstanding the foregoing, Registrable Securities shall not include any securities which (x) have been sold by a Person to the public pursuant to a registration statement declared effective pursuant to the Securities Act, or (y) have been sold in a private transaction in which all or a portion of the transferor’s rights under this Agreement are not assigned.

c. The definition of “Significant Common Shareholder” is hereby deleted and replaced in its entirety with the following:

“Significant Common Shareholder” shall mean each of the following and his or its Affiliates: Blue 9 Fund I, L.P., LLR Equity Partners II, L.P., LLR Equity Partners Parallel II, L.P., Advent-Five Below Acquisition Limited Partnership, Sargent Family Investment, LLC, Thomas Vellios, David Schlessinger, Thomas Ryan and Ronald Sargent.

d. The reference to “thirty (30) days” in Section 2.2(c) is hereby replaced with “five (5) Business Days” and the reference to “thirty-day period” in Section 2.2(c) is hereby replaced with “five (5) Business Day period”.

e. The reference to “thirty (30) days” in Section 2.3(b) is hereby replaced with “five (5) Business Days”.

f. Section 2.12(b) of the Investor Rights Agreement is hereby deleted and replaced in its entirety with the following:

(b) The obligations of the Company to register shares of Registrable Securities under Sections 2.2, 2.3 or 2.4 shall terminate with respect to the shares held by a party to this Agreement upon the time at which all shares of Registrable Securities held or entitled to be held upon conversion by such party may be sold immediately under Rule 144 without regard to any volume limitations thereunder.

3. Termination of Investor Rights Agreement Provisions. Effective immediately prior to, and conditioned upon, the closing of the Initial Public Offering, all of the provisions of Section 3, Section 4 (excluding Section 4.5 thereof (Confidentiality)) and Section 5.4 of the Investor Rights Agreement shall terminate in full and cease to be of any force and effect.

4. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Investor Rights Agreement.

5. Expiration Date. Notwithstanding any provision herein to the contrary, if the Initial Public Offering does not close prior to December 31, 2012, the provisions of Sections 2 and 3 of this Amendment shall become null and void and of no further force and effect.

6. Governing Law. This Amendment and the parties’ rights and obligations hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law rules or provisions (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

7. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns. No party may assign its rights, duties or obligations under this Amendment without the prior written consent of the other parties.

8. Counterparts. This Amendment may be executed in any number of separate counterparts, all of which shall constitute one agreement. Execution and delivery of this Amendment may be effected by pdf, facsimile or other electronic transmission of signature pages.

9. Amendments. This Amendment may be amended, modified or terminated, and any provision hereof waived, only in a writing signed by each of the parties hereto.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed and delivered on the date and year first above written.

Five Below, Inc.

By:	/s/ Kenneth R. Bull
Name:	Kenneth R. Bull
Title:	Chief Financial Officer, Secretary and Treasurer

/s/ David Schlessinger
David Schlessinger

/s/ Thomas Vellios
Thomas Vellios

LLR Equity Partners II, L.P.
LLR Equity Partners Parallel II, L.P.

By:	LLR Capital II, L.P., its General Partner

	By:	LLR Capital II, LLC, its General Partner

		By:	/s/ Howard D. Ross
		Name:	Howard D. Ross
		Title:	Member

Advent-Five Below Acquisition Limited Partnership

By:	Advent-Five Below GP LLC, its General Partner

By:	/s/ Michael Ristaino
Name: Michael Ristaino
Title: President

[Second Amendment to Five Below Investor Rights Agreement]

ANNEX 1

SCHEDULE OF HOLDERS

SIGNIFICANT COMMON SHAREHOLDERS

1.	David Schlessinger c/o Five Below, Inc. 1818 Market Street Suite 1900 Philadelphia, PA 19103 Fax: 215.546.8099 E-mail: dschlessinger@fivebelow.com

2.	Thomas Vellios c/o Five Below, Inc. 1818 Market Street Suite 1900 Philadelphia, PA 19103 Fax: 215.546.8099 E-mail: tvellios@fivebelow.com

3.

LLR Equity Partners II, L.P.

c/o LLR Equity Partners, L.P.

Cira Centre

2929 Arch Street

Philadelphia, PA 19104-2868

Attention: Howard D. Ross

Fax:

E-mail: hross@llrpartners.com

With a copy to (which copy shall not constitute notice):

Pepper Hamilton LLP

3000 Two Logan Square

18th & Arch Streets

Philadelphia, PA 19103

Attention: Barry M. Abelson

Fax:      215.689.4803

E-mail: abelsonb@pepperlaw.com

4.	LLR Equity Partners Parallel II, L.P. c/o LLR Equity Partners, L.P. Cira Centre 2929 Arch Street Philadelphia, PA 19104-2868 Attention: Howard D. Ross Fax: E-mail: hross@llrpartners.com

With a copy to (which copy shall not constitute notice):

Pepper Hamilton LLP

3000 Two Logan Square

18th & Arch Streets

Philadelphia, PA 19103

Attention: Barry M. Abelson

Fax:      215.689.4803

E-mail: abelsonb@pepperlaw.com

5.

Blue 9 Fund I, L.P.

c/o Blue 9 Capital, LLC

23 Tettemer Road

Erwinna, PA 18920

Attention: Steven Tuttleman

Fax:      212.798.0401

E-mail: instar@earthlink.net

With a copy to (which copy shall not constitute notice):

Blank Rome LLP

One Logan Square

130 North 18th Street

Philadelphia, PA 19103-6998

Attention: Steven Dubow

Fax:      215.832.5755

E-mail: Dubow@BlankRome.com

6.	Thomas Ryan

7.	Ronald Sargent 500 Staples Drive Framingham, MA 07102 Email: Ron.Sargent@staples.com

8.

Advent-Five Below Acquisition Limited Partnership

c/o Advent International Corporation

75 State Street, Floor 29

Boston, Massachusetts 02109

Attn: Steven Collins, Andrew Crawford

Fax:      617.951.0568, 212.461.6503

E-mail: scollins@adventinternational.com

              acrawford@adventinternational.com

with a copy to (which copy shall not constitute notice):

Weil, Gotshal & Manges LLP

100 Federal Street

Boston, Massachusetts 02110

Attention: Marilyn French

Fax:      617.772.8333

E-mail: marilyn.french@weil.com

9.	Sargent Family Investment, LLC 500 Staples Drive Framingham, MA 07102 Email: Ron.Sargent@staples.com

SERIES A 8% CONVERTIBLE PREFERRED SHAREHOLDERS
1.

Advent-Five Below Acquisition Limited Partnership

c/o Advent International Corporation

75 State Street, Floor 29

Boston, Massachusetts 02109

Attn: Steven Collins, Andrew Crawford

Fax:      617.951.0568, 212.461.6503

E-mail: scollins@adventinternational.com

             acrawford@adventinternational.com

with a copy to (which copy shall not constitute notice):

Weil, Gotshal & Manges LLP

100 Federal Street

Boston, Massachusetts 02110

Attention: Marilyn French

Fax:      617.772.8333

E-mail: marilyn.french@weil.com

2.	Sargent Family Investment, LLC 500 Staples Drive Framingham, MA 07102 Email: Ron.Sargent@staples.com